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                             EXHIBIT 23

                   Independent Auditors' Consent

     We consent to the incorporation by reference in Registration Statements Nos. 333-42079, 333-48197 and 333-87879 of Power-One, Inc. on Form S-8 and
Registration Statement No. 333-48184 of Power-One, Inc. on Form S-3 of our report dated January 19, 2001 appearing in this Annual Report on Form 10-K of Power-One, Inc. for the fiscal year ended December 31, 2000.



/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Los Angeles, California
March 26, 2001